UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2012

ANNAPOLIS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22961	52-1595772
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1000 Bestgate Road, Annapolis, Maryland 21401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 224-4455

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

EXPLANATORY NOTE

The Amendment No. 1 to Form 8-K is being filed to include as Exhibit 2.1 the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 22, 2012, between F.N.B. Corporation and Annapolis Bancorp, Inc. The schedules to the Merger Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission (the “SEC”) upon its request.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of October 22, 2012, between F.N.B. Corporation and Annapolis Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANNAPOLIS BANCORP, INC.

Dated: October 23, 2012

/s/ Richard M. Lerner
Richard M. Lerner, Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of October 22, 2012, between F.N.B. Corporation and Annapolis Bancorp, Inc.